                                                                    Exhibit 10.6


THIS AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS.

                            -------------------------
                          SECURITIES PURCHASE AGREEMENT
                            -------------------------

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") has been executed by the undersigned in connection with the private placement of 1,500 investment units (the "Units"), each consisting of (i) a convertible promissory note (individually, a "Note," and collectively, the "Notes") in the original principal amount of $1,000, and (ii) a warrant (individually, a "Warrant," and collectively, the "Warrants") to purchase 500 shares of the common stock, par value $0.001 per share, of American Energy Services, Inc., a Texas corporation (the "Company"). The Notes and Warrants being sold pursuant to this Agreement have not been registered under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws pursuant to registration or an exemption therefrom. The offer of the Units and, if this Agreement is accepted by the Company, the sale of the Notes and Warrants, is being made in reliance upon Section 4(2) of the Securities Act.

The Company shall have the right to accept or reject this subscription in whole or in part. If the subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be refunded to the undersigned without deduction therefrom or interest thereon not later than the third business day following the date hereof. If this subscription is accepted by the Company, in whole or in part, the Company shall deliver to the undersigned a Note in the form attached hereto as EXHIBIT A and Warrant Certificate in the form attached hereto as EXHIBIT B and one manually executed copy of each of the documents required to be delivered under Section 5.2 of this Agreement.

The undersigned Purchaser,__________________________, a _______________, having offices at __________________________ (the "Purchaser") hereby represents and warrants to, and agrees with the Company as follows:

                                    ARTICLE 1
                                  SUBSCRIPTION

SUBSCRIPTION

1.1 The undersigned Purchaser hereby subscribes to purchase ___ Units, having a purchase price of $1,000 per Unit, at an aggregate purchase price of $__________________ (the "Subscription Funds").

METHOD OF PAYMENT

1.2 Immediately following satisfaction of the conditions precedent enumerated in
Article 5 hereof are satisfied (the "Closing Date"), the Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to an account designated by the Company not less than two business days prior to the Closing Date.

                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

REPRESENTATIONS AND WARRANTIES

2.1 The Purchaser represents and warrants in all material respects to the Company, with the intent that the Company will rely thereon in entering into this Agreement and in completing the transactions contemplated hereby, that:

      (a) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.

      (b) EXPERIENCE. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Units offered hereby;

      (c) OWN ACCOUNT. The Purchaser is purchasing the Units and the shares of the Company's common stock, par value $0.001 per share, to be issued upon the conversion of the Notes and upon exercise of the Warrants (the "Common Shares", and together with the Notes and Warrants, the "Securities") for its own account. The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser;

      (d) NOT UNDERWRITER. The Purchaser is not an underwriter, or dealer in, the Securities, and the Purchaser is not participating, pursuant to a contractual agreement, in a distribution of the Securities;

      (e) EXEMPTION. The Purchaser understands that the offer and sale of the Units is not being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under
            Section 4(2) of the Securities Act and that the Company is relying on such exemption.

      (f) IMPORTANCE OF REPRESENTATIONS. The Purchaser understands that the Units are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Units;

      (g) NO REGISTRATION. The Securities have not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of, unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act, such as Rule 144, is available. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

      (h) RISK. The Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

      (i) INDEPENDENT INVESTIGATION. The Purchaser, in making the decision to purchase the Units subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities that have been requested. The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

      (j) NO RECOMMENDATION OR ENDORSEMENT. The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Units;

      (k) AUTHORITY. The person executing this Agreement is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

      (l) NON-AFFILIATE STATUS. The Purchaser and any affiliate of the Purchaser represent, warrant and covenant that they are not affiliates of the Company; and

      (m) NO ADVERTISEMENT OR GENERAL SOLICITATION. The undersigned is not subscribing for Units as a result of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees were invited by any such advertising.

NON-MERGER AND SURVIVAL

2.2 The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Agreement by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date.

INDEMNITY

2.3 The Purchaser agrees to indemnify and save harmless the Company from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Purchaser to defend any such claim), resulting from the breach of any representation or warranty of such party under this Agreement. Notwithstanding the provisions of this Section 2.3, the Purchaser shall not be required to indemnify any party to the extent the indemnifiable amount exceeds the amount of the Subscription Funds.

PROHIBITIONS ON CERTAIN SALES BY PURCHASER

2.4 Purchaser shall not, directly or indirectly, effect the sale of any security issued by the Company that Purchaser does not own nor shall Purchaser effect the sale of any security which is consummated by delivery of a security borrowed by, or for the benefit of, the Purchaser. Purchaser shall be deemed to "own" a security if (a) he or his agent has title to it, or (b) he has purchased, or has entered into an unconditional contract to purchase it but has not yet received it.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1 The Company hereby represents and warrants to, and agrees with the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in completing the transactions contemplated hereby, that:

      (a) PERIODIC REPORTING. The Company is required to make current filings with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Except as set forth in
            SCHEDULE 3.1(A), The Company has timely filed all reports, registrations, proxy or information statements, and all other documents, together with any amendments required to be made thereto, required to be filed with the SEC under the Securities Act and the Exchange Act (the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with all rules and regulations promulgated by the SEC and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (b) TRADING MARKET. The Common Stock is quoted on OTC Bulletin Board of the Nasdaq Stock Market, Inc. (the "OTCBB"); the Company has received no notice, either oral or written, with respect to its continued eligibility for such listing; and the Company shall make all filings required to keep the quotation of its Common Stock on the OTCBB, or such other market as the Purchase may approve, in effect for so long as Purchaser holds any Securities.

      (c) CAPITALIZATION. Immediately prior to the issuance of the Units, the authorized equity securities of the Company consisted of 100,000,000 shares of common stock, par value $0.001 per share, of which 9,335,342 shares are issued and outstanding. All of the Company's outstanding equity securities have been duly authorized and validly issued and are fully paid and nonassessable. There are no contracts, agreements or understandings (whether in oral or written form) relating to the issuance, sale, or transfer of any equity securities or other securities of any of the Company or any of its subsidiaries. To the knowledge of the Company, no person or entity has any rights of first refusal with respect to the Securities, nor will the sale of the Notes and Warrants, or the issuance of the Common Shares on conversion and exercise thereof, result in an adjustment of the number of shares of the Company's common stock issuable on conversion or exercise of any security issued by the Company or the consideration payable upon such exercise or conversion. None of the Company's outstanding equity securities or other securities was issued in violation of the Securities Act or any other legal requirement.

      (d) LEGALITY. The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities; this Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Agreement and the Securities have been duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally. The Securities will not subject the holders thereof to personal liability by reason of being such holders;

      (e) PROPER ORGANIZATION. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

      (f) FINANCIAL STATEMENTS. The consolidated balance sheets of the Company and its subsidiaries as at February 28, 2000 and November 30, 2000, and the related consolidated statements of income, changes in stockholders' equity, and cash flow for each of the periods then ended, together with the report thereon, if any, of the Company's independent accounts and the notes thereto included in the SEC Reports fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Company and its subsidiaries as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP, subject, in the case of the financial statements for the period ending November 30, 2000 to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Company's consolidated balance sheet at February 28, 2000); the financial statements referred to in this Section reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any person other than the Company and its subsidiaries, if any, are required by GAAP to be included in the consolidated financial statements of the Company.

      (g) BOOKS AND RECORDS. The books of account, minute books, stock record books, and other records of the Company and its subsidiaries, if any, all of which have been made available to Purchaser, are complete and correct and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (regardless of whether or not the Company and its subsidiaries were subject to such section at the time of the making of such records), including the maintenance of an adequate system of internal controls. The minute books of the Company and its subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company and its subsidiaries, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. All of those books and records will be and remain in the possession of the Company.

      (h) RELATIONSHIPS WITH RELATED PERSONS. No Related Person (as defined below) of the Company or any of its subsidiaries has, or since February 28, 2000 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible), used in or pertaining to the business of the Company or any of its subsidiaries. No

            Related Person of the Company or any of its subsidiaries is, or since February 28, 2000 has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a person that has (i) had business dealings or a material financial interest in any transaction with the Company or any of its subsidiaries, or (ii) engaged in competition with the Company or any of its subsidiaries with respect to any line of the products or services of the Company or any of its subsidiaries in any market presently served by the Company or any of its subsidiaries. No Related Person of the Company or any of its subsidiaries is a party to any contract, agreement or understanding (whether in oral or written form) with, or has any claim or right against, the Company or any of its subsidiaries. As used herein the term "Related Person" means with respect to a particular individual (i) each other member of such individual's Family; (ii) any person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (iii) any person in which such individual or members of such individual's Family hold (individually or in the aggregate) a material interest; and (iv) any person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity), and with respect to a specified person other than an individual (A) any person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified person; (B) any person that holds a material interest in such specified person; (C) each person that serves as a director, officer, partner, executor, or trustee of such specified person (or in a similar capacity); (D) any person in which such specified person holds a material interest;
            (E) any person with respect to which such specified person serves as a general partner or a trustee (or in a similar capacity); and (F) any Related Person of any individual described in clause (B) or (C). For purposes of this definition, the "Family" of an individual includes (I) the individual, (II) the individual's spouse and former spouses, (III) any other natural person who is related to the individual or the individual's spouse within the second degree, and
            (IV) any other natural person who resides with such individual.

      (h) NO LEGAL PROCEEDINGS. There is no arbitration, action, suit, proceeding or investigation (formal or informal) before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs of business prospects of the Company, or which might materially and adversely affect the properties or assets thereof, and to the knowledge of the Company no reasonable basis exists therefore;

      (j) NON-DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound;

      (k) NO MISLEADING STATEMENTS. The information provided by the Company to the Purchaser does not contain any untrue statement of a material fact or omit to state any material fact;

      (l) NO ADVERSE CHANGE. Since February 28, 2000 there has been no material adverse change in the financial condition, earnings, business prospects of the Company;

      (m) ABSENCE OF NON-DISCLOSED FACTS. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company; (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement, or
            (iii) or could reasonably be expected to be considered important to the Purchaser in its determination of whether to purchase the Units;

      (h) TRANSFER RESTRICTIONS. Upon the conversion of the Notes or exercise of the Warrants, provided that a registration statement in respect of the Common Shares is in effect as required under all applicable securities laws, such Common Shares shall be freely transferable on the books and records of the Company. In the event such conversion or exercise is effected prior to effectiveness of a registration statement, or in compliance with Rule 144, the Company shall cooperate to remove from the certificates representing the Common Shares any restrictive legend (including causing a legal opinion to be issued in form and substance acceptable to the Company's transfer agent covering such matters as are required to permit transfer); and

      (o) NON-CONTRAVENTION. The execution and delivery of this Agreement, the issuance of the Securities and the consummation of the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decrees, judgment or order of any court, federal or state regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.

NON-MERGER AND SURVIVAL

3.2 The representations and warranties of the Company contained herein will be true at the date of execution of this Agreement by the Company and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date.

INDEMNITY

3.3 The Company agrees to indemnify and save harmless the Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Company to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Agreement.

                                    ARTICLE 4
                              CONDITIONS PRECEDENT

CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO SELL

4.1 The Purchaser understands and agrees that the Company's obligation to sell the Units is conditioned upon the following being satisfied on or before the Closing Date:

      (a) ACCEPTANCE AND DELIVERY OF AGREEMENT. The receipt and acceptance by the Company of this Agreement, as evidenced by execution of this Agreement by the President or any Vice President or the Chief Financial Officer of the Company, and the delivery thereof to the Purchaser; and

      (b) PAYMENT IN FULL. Delivery to the Company by the Purchaser of the Subscription Funds at the time and in the manner required by Section
            1.2 of this Agreement.

CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATION TO PURCHASE

4.2 The Company understands that the Purchaser's obligation to purchase the Units is conditioned upon the following being satisfied on or before the Closing
Date:

      (a) DELIVERY OF AGREEMENT. The Company shall have accepted and delivered this Agreement to the Purchaser.

      (b) DELIVERY OF NOTE. The Company shall have delivered to Purchaser a Note representing the indebtedness of the Company to the Purchaser in a principal amount equal to the number of Units purchased times $1,000.

      (c) DELIVERY OF WARRANT. The Company shall have delivered to Purchaser a Warrant representing Purchaser's right to purchase a number of shares of the Company's common stock equal to 500 shares times the number of Units purchased.

      (d) CERTIFICATE OF SECRETARY. The Company shall have delivered a certificate of the Secretary of the Company attesting to (i) the incumbency and authority of those persons acting on behalf of the Company in connection with the purchase and sale of the Units, and
            (ii) the resolutions of the Company's Board of Directors authorizing and empowering the Company to execute, deliver and perform this Agreement in accordance with its terms.

      (e) OFFICER'S CERTIFICATE. The Company shall have delivered a certificate of the Chief Executive Officer of the Company attesting to (i) the truth, accuracy and completeness of the representations and warranties of the Company contained in this Agreement, and (ii) the full and complete performance by the Company of all covenants contained in this Agreement to the extent required to be performed on or before the Closing Date.

      (f) EXECUTION AND DELIVERY OF ESCROW AGREEMENT. The Company shall have executed and delivered to the Purchaser and the Escrow Agent an Escrow Agreement in the form attached hereto as EXHIBIT C, and in accordance therewith delivered to the Escrow Agent (i) a certificate representing not less than 3,500,000 shares of the Company's common stock, (ii) an opinion of legal counsel addressing those matter set forth in Exhibit A to the Escrow Agreement and (iii) made payment of the Escrow Fee as required by Section 6.0 of the Escrow Agreement.

      (g) EXECUTION AND DELIVERY OF WARRANT AGREEMENT. The Company shall have executed and delivered to the Warrant Agent a Warrant Agreement in the form attached hereto as EXHIBIT D, and in accordance therewith delivered to the Warrant Agent such number of Warrant Certificates as may be reasonably requested by the Warrant Agent, each duly signed on behalf of the Company.

      (h) EXECUTION AND DELIVERY OF REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered to the Purchaser a Registration Rights Agreement in the form attached hereto as EXHIBIT E.

      (i) DELIVERY OF IRREVOCABLE TRANSFER INSTRUCTIONS. The Company shall have executed and delivered to the transfer agent of its common stock irrevocable transfer instructions in the form attached hereto as EXHIBIT F (the "Irrevocable Instructions"), to issue to the Escrow Agent one or more certificate(s) representing an aggregate of 3,500,000 Common Shares and to transfer such shares on the records of the Company upon the conversion of the Notes and upon exercise of the Warrants in accordance with terms thereof, in each case, without any restrictive legend or stop transfer instructions and without any further instruction or opinion from the Company, provided that the Escrow Agent presents the transfer agent with certificates representing the identical number of Common Shares, and a certificate to the effect that (i) the Common Shares are the subject of a registration statement filed under the Securities Act, or (ii) that the Common Shares have been held by Escrow Agent for at least two years.

      (j) PAYMENT OF LEGAL EXPENSES. The Company shall have directed the Purchaser to withhold a portion of the Subscription Funds necessary to reimburse Purchaser for legal fees incurred in respect of this transaction (but in any case not more than $20,000).

                                    ARTICLE 5
                               GENERAL PROVISIONS

GOVERNING LAW

5.1 This Agreement shall be governed by and construed under the law of the State of _____ without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a Court of competent civil jurisdiction sitting in either the ___________________________ or ____________________________________________.

SUCCESSORS AND ASSIGNS

5.2 This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

EXECUTION BY COUNTERPARTS AND FACSIMILE

5.3 This Agreement may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement.

                [Remainder of page intentionally left blank]

SIGNATURE PAGE FOR INDIVIDUAL PURCHASER

      IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he, she or they have executed this Securities Purchaser Agreement on this day of ____________, 2001.


------------------------------------
     (Insert Name of Purchaser)


BY:
     -------------------------------
Name:
       -----------------------------
Title:
        ----------------------------




Agreed to this _____ day of ____________,             :




AMERICAN ENERGY SERVICES, INC.


BY:
     -------------------------------
Title:
        ----------------------------